Exhibit 23.1

              [RYDER SCOTT COMPANY PETROLEUM ENGINEERS LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


To Chaparral Resources, Inc:


     We consent to the incorporation by reference of our reserve report and all supporting schedules, exhibits, and attachments thereto, into Chaparral Resources, Inc.'s Registration Statement on Form S-3 filed in March 2000, including all future amendments to such Form S-3.




                                     /s/ Ryder Scott Company L P
                                     -------------------------------------------
                                     Ryder Scott Company L P

Denver, Colorado

March 14, 2000